UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 7, 2016
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 7, 2016, Ford Motor Company (“Ford”) announced a change to its method for reporting certain components of its defined benefit pension and other postretirement employee benefit (“OPEB”) plans. Ford’s press release dated January 7, 2016 is attached as Exhibit 99.1 and is incorporated by reference herein.

Under the new method, which Ford adopted on December 31, 2015, Ford will immediately recognize pension and OPEB remeasurement gains and losses in income in the year incurred (generally in the fourth quarter) rather than amortizing them over many years. Historically, Ford recognized remeasurement gains and losses as a component of Accumulated Other Comprehensive Income/(Loss) and amortized them as a component of net periodic benefit cost, subject to a corridor, over the remaining service period of its active employees. The remeasurement will be recognized centrally each year instead of in Ford’s Automotive business units and will be reported as a special item since it is not reflective of the underlying operating results of Ford’s automotive business. The change to immediate recognition will have no effect on cash, pension funding requirements, or employees’ pension or OPEB benefits.

In addition, Ford will now use fair value to calculate the expected return on plan assets. Ford previously used a market-related value of plan assets that recognized changes in fair value over time to calculate the expected return on plan assets.

With this change, Ford’s 2015 pre-tax profit, excluding special items, is expected to increase by about $1.5 billion and is now expected to be $10 billion to $11 billion.

Ford has applied this change retrospectively and has revised prior period results; Exhibit 99.2 hereto, which is incorporated by reference herein, contains revised financial information of Ford for 2013, 2014, and the first nine months of 2015.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99.1	News release dated January 7, 2016	Filed with this Report
of Ford Motor Company

Exhibit 99.2	Revised financial information	Filed with this Report
of Ford Motor Company
for 2013, 2014, and the first nine months of 2015

*
Any reference in the attached exhibit(s) to Ford’s corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: January 7, 2016	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News release dated January 7, 2016 of Ford Motor Company

Exhibit 99.2	Revised financial information of Ford Motor Company for 2013, 2014, and the first nine months of 2015